EXHIBIT 99.2

                        SETTLEMENT AGREEMENT AND RELEASES
                        ---------------------------------

           John Michael Robinson ("Robinson") and Footstar, Inc. ("Footstar," the "Company" or the "Debtor") agree and covenant as follows:

           1. Settlement of Claims
              --------------------

           (a) Except as otherwise expressly provided herein, Mr. Robinson hereby agrees to settle and dismiss with prejudice all claims he now has, has asserted, or could have asserted, against Footstar and/or any of its direct or indirect subsidiaries and any of their respective officers, directors, agents or representatives.

           (b) Except as otherwise expressly provided herein, Footstar hereby agrees to settle and dismiss with prejudice all claims it now has, has asserted, or could have asserted against Mr. Robinson.

           2. Consideration
              -------------

           (a) Settlement Payments

                (i) Footstar shall pay Mr. Robinson the amount of two million five hundred thousand dollars ($2,500,000) within thirty days after entry of an order, in form and substance reasonably satisfactory to Mr. Robinson and Footstar (the "Settlement Order"), by the Bankruptcy Court approving this Agreement ("Approval Date").

                (ii) Footstar shall pay Mr. Robinson an additional two million five hundred thousand dollars ($2,500,000) on the later of (x) the effective date of a Chapter 11 plan of reorganization or liquidation for Footstar, or (y) one year from the Approval Date, but in no event later than eighteen months from the Approval Date, provided, however, that the clause (ii) settlement payment shall be secured by an irrevocable letter of credit issued by Fleet National Bank, as Issuing Bank, pursuant to Footstar's Amended and Restated Debtor-In-Possession Credit Agreement dated as of May 11, 2004, in favor of Mr. Robinson as its sole beneficiary in mutually acceptable form, which Footstar will deliver to Mr. Robinson at the Settlement Closing.

           (b) Footstar shall pay the law firm of Jones Hirsch Connors & Bull P.C., arbitration counsel for Mr. Robinson, the amount of $100,000 at the Settlement Closing.

           (c) Acknowledgement of Termination Not "For Cause"
               ----------------------------------------------

           Footstar agrees to issue to Mr. Robinson at the Settlement Closing a letter from the Company substantially in the form attached hereto as Exhibit A acknowledging that Mr. Robinson's termination was not "for cause." Footstar further agrees to promptly issue a press release substantially in the form annexed hereto as Exhibit B and file an SEC Form 8K in accordance with paragraph 4 below.

           (d) Art Work
               --------

           At the Settlement Closing, the Company agrees to deliver to Mr. Robinson, or his representative or agent, all pieces of art purchased by Mr. Robinson that are currently in the Company's possession.

           3. Bankruptcy Court Approval
              -------------------------

           (a) This Settlement Agreement and the performances required hereunder are expressly made subject to entry of the Settlement Order and to the Settlement Closing.

           (b) Promptly upon the parties' execution of this Settlement Agreement, Footstar shall apply to the Bankruptcy Court for approval of this Agreement pursuant to 11 U.S.C.ss.105(a) and Rule 9019 of the Federal Rules of Bankruptcy Procedure.


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
           (c) Footstar shall seek a determination that Rule 6004(g) shall not apply to the Settlement Order or the Settlement Closing.

           (d) Within 5 days following the Approval Date, the parties shall hold a closing (the "Settlement Closing") at which Footstar shall deliver to Mr. Robinson (i) a letter of credit in accordance with paragraph 2(a)(ii), (ii) the letter required under paragraph 2(c), (iii) the release required under paragraph 7(b), and (iv) the artwork referred to in paragraph 2(d). Footstar shall pay Jones Hirsch Connors & Bull P.C. the amount required under paragraph 2(b); and Mr. Robinson shall deliver to Footstar the release required under paragraph 7(a).

           4. Public Announcement
              -------------------

           By 4:30 p.m. on the first Monday, Tuesday, or Wednesday after the Settlement Closing, Footstar shall issue a press release announcing that the settlement was consummated and stating that in the Settlement Agreement the Company acknowledged that Mr. Robinson's termination was not "for cause", for distribution to such media as Footstar commonly makes public announcements of material events affecting is business/operations. Such press release will be substantially in the form annexed hereto as Exhibit B. Footstar shall further promptly file an SEC Form 8K attaching both the press release and the approved Settlement Agreement.


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
           5. Dismissal/Withdrawal of Pending Proceedings
              -------------------------------------------

           Promptly after the Settlement Closing, Mr. Robinson shall cause the arbitration proceeding commenced on October 15, 2003 by Mr. Robinson pursuant to the relevant provision in his employment agreement with Footstar (the "Arbitration Proceeding") to be dismissed/withdrawn with prejudice, and Footstar shall dismiss/withdraw with prejudice its counterclaims against Mr. Robinson therein. Mr. Robinson shall also promptly apply to the United States District Court for the Southern District of New York for dismissal with prejudice of the petition filed on November 25, 2003 commencing a district court proceeding seeking to stay the Arbitration Proceeding as to certain of Footstar's counterclaims (the "District Court Petition").

           6. Impact on D&O Coverage
              ----------------------

           Notwithstanding anything in the AIG Agreement (1) to the contrary, in consideration of the payments hereunder, Robinson hereby releases all claims, rights, causes of action, entitlements or otherwise to any proceeds of any Directors and Officers or Executive and Organization Liability Insurance Policies for any fees or costs incurred by Robinson to defend any claims against Robinson in the past or in the future, including but not limited to, any claims, rights, causes of action, entitlements or otherwise to such proceeds from Executive and Organization Liability Insurance Policy number 874-70-52 issued by Illinois National Insurance Company (the "AIG Policy") or pursuant to the Settlement Agreement dated May 27, 2004 concerning the AIG Policy; provided, however, that if Footstar does not exhaust the limit of the AIG Policy coverage, Mr. Robinson shall be entitled to share pro rata with other Insured Parties in such remaining coverage.


----------------
(1) AIG Agreement means the agreement between and among Footstar, AIG Technical Services as agent for Illinois National Insurance Co. ("Illinois National") and National Union Fire Insurance Company of Pittsburgh, PA ("National Union") (collectively, the "Insurance Companies") and certain current or former officers and directors of Footstar resolving inter alia a coverage dispute.

           7. Releases
              --------

           (a) Except as to the obligations set forth in this Settlement Agreement, effective upon the dismissal/withdrawal with prejudice of Footstar's counterclaims in the Arbitration Proceeding, Mr. Robinson and his heirs, assigns, executors, administrators, transferees, and representatives release, waive and forever discharge Footstar and its predecessors, successors, representatives, assigns, subsidiaries, divisions, affiliates and directly or indirectly controlled entities and each of their respective directors, officers and employees, from any and all claims, demands, actions, causes of action, suits, debts, damages, losses, judgments, obligations, costs, expenses, attorneys' fees and any liabilities whatsoever that Mr. Robinson ever had, now has or in the future may have against Footstar, whether now known or unknown, accrued or unaccrued, absolute or contingent, suspected or unsuspected, determined or speculative, including but not limited to any claims asserted or that could have been asserted in the Arbitration Proceeding or the District Court Petition. At the Settlement Closing, Mr. Robinson shall deliver a release substantially in the form annexed hereto as Exhibit C.

           (b) Except as to the obligations set forth in this Settlement Agreement, effective upon the dismissal/withdrawal with prejudice of Mr. Robinson's claims against Footstar in the Arbitration Proceeding and the District Court Petition, Footstar and its predecessors, successors, representatives, assigns, subsidiaries, divisions, affiliates and directly or indirectly controlled entities release, waive and forever discharge Mr. Robinson and his heirs, assigns, executors, administrators, transferees, and representatives from any and all claims, demands, actions, causes of action, suits, debts, damages, losses, judgments, obligations, costs, expenses, attorneys' fees and any liabilities whatsoever that Footstar ever had, now has or in the future may have against Mr. Robinson, whether now known or unknown, accrued or unaccrued, absolute or contingent, suspected or unsuspected, determined or speculative, including but not limited to any claims asserted or that could have been asserted in the Arbitration Proceeding or the District Court Petition. At the Settlement Closing, Footstar shall deliver to Mr. Robinson a release substantially in the form annexed hereto as Exhibit D.


           (c) Between the date of this Agreement and the Approval Date, neither party shall take any action against the other party with respect to any of the claims it herein releases, including but not limited to Policy No. 874-70-52 and 857-42-85 for the policy periods December 1, 2001 to December 1, 2002 and December 1, 2002 to December 1, 2003 respectively, unless and until such time as the United States Bankruptcy Court disapproves this Agreement submitted to it for approval by Footstar pursuant to Paragraph 3(b) in which case this Agreement will be void and of no further effect.

           8. Counterparts
              ------------

           This Settlement Agreement may be executed in counterparts and shall be effective when each party has executed one such counterpart.

           9. Entire Agreement
              ----------------

           This Settlement Agreement contains the final and entire agreement between the parties hereto and supercedes all prior discussions between the parties. The parties shall not be bound by any terms, conditions, statements, covenants, representations or warranties, whether oral or written, which are not explicitly incorporated by reference herein, except for such terms, conditions, statements, covenants, representations and warranties as may be contained in agreements or documents duly executed after the date hereof in furtherance of this Settlement Agreement.

           10. Governing Law
               -------------

           This Agreement shall be governed by the laws of the State of New York. Any disputes or controversies which arise under or in connection with this Agreement will be decided exclusively by the United States Bankruptcy Court for the Southern District of New York.

           11. Cooperative Drafting and Construction
               -------------------------------------

           Each party has cooperated in the drafting and preparation of this Agreement. Hence, this Agreement shall not be construed against any party on the basis that one or more Parties was the principal draftsman. The headings are for the convenience of the Parties and are not to be used in construing the meaning of any provision of this Agreement.

           12. Independent Legal Advice
               ------------------------

           The parties acknowledge that they have each been advised by their own independently selected counsel and other advisors in connection with this Settlement Agreement and enter into this Agreement solely on the basis of that advice and on the basis of their own independent investigation of all of the facts, laws and circumstances material to this Agreement or any provision thereof, and not in any manner or to any degree based upon any statement or omission by any other party and/or its counsel.


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
           13. Successors and Assigns
               ----------------------

           No party hereto shall assign its obligations under this Settlement Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of each of the Parties and their respective heirs, personal representatives, executors, successors and assigns.

BY EXECUTING THIS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND UNDERSTANDS ITS TERMS AND PROVISIONS.

Dated: June 1, 2004                 JOHN MICHAEL ROBINSON


                                    /s/ Mickey Robinson
                                    -----------------------------------------


Dated: June 1, 2004                 FOOTSTAR, INC., in its Corporate Capacity
                                    and as Debtor-in-Possession


                                    By /s/ Dale W. Hilpert
                                       -----------------------------------------
                                       Dale W. Hilpert
                                       Its President and Chief Executive Officer

                                    EXHIBIT A
                              ACKNOWLEDGMENT LETTER
                              ---------------------



                              [FOOTSTAR LETTERHEAD]

                                     [DATE]

John Michael Robinson

[ADDRESS]



           Footstar, Inc. hereby acknowledges that your termination by the Company in September, 2003 was not "for cause."



                                         Very truly yours,

                                         FOOTSTAR, INC.



                                          By____________________________





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
                                    EXHIBIT B
                                  PRESS RELEASE
                                  -------------

           Footstar, Inc. announced today that the Bankruptcy Court overseeing its Chapter 11 case approved a settlement with former Chairman and Chief Executive Officer J. M. "Mickey" Robinson of disputes relating to the Company's termination of Mr. Robinson's services on September 12, 2003. Footstar acknowledged that Mr. Robinson's termination was not "for cause".

                                    EXHIBIT C
                    GENERAL RELEASE BY JOHN MICHAEL ROBINSON
                    ----------------------------------------

           This General Release is made by John Michael Robinson ("Robinson") in favor of Footstar, Inc. ("Footstar" or the "Debtor") pursuant to the Settlement Agreement and Releases ("Settlement Agreement") entered between Mr. Robinson and Footstar on June 1, 2004.

           1. Mr. Robinson and his heirs, assigns, executors, administrators, transferees, and representatives release, waive and forever discharge Footstar and its predecessors, successors, representatives, assigns, subsidiaries, divisions, affiliates and directly or indirectly controlled entities and each of their respective directors, officers and employees, from any and all claims, demands, actions, causes of action, suits, debts, damages, losses, judgments, obligations, costs, expenses, attorneys' fees and any liabilities whatsoever that Mr. Robinson ever had, now has or in the future may have against Footstar, whether now known or unknown, accrued or unaccrued, absolute or contingent, suspected or unsuspected, determined or speculative, including but not limited to any claims asserted or that could have been asserted in the Arbitration Proceeding (as defined in the Settlement Agreement) or the District Court Petition (as defined in the Settlement Agreement). Mr. Robinson covenants and agrees that he will never institute or prosecute any claims, demands, or causes of action released herein against the Releasees or any of them. It is agreed and understood that this is a GENERAL RELEASE, which shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. Notwithstanding anything contained in this paragraph, this release shall not apply to the Releasees' obligations under the Settlement Agreement and Releases entered into by the parties on June 1, 2004.



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
           2. The release contained in the foregoing paragraph shall be effective and binding upon the execution of the Release by Mr. Robinson. Nothing contained herein, however, shall negate, modify, restrict, limit or effect in any way, whatsoever, Mr. Robinson's waiver and release as provided for in paragraph 7(a) of the Settlement Agreement.

           3. The Debtor agrees that it has executed the Release knowingly and voluntarily, that it has reviewed the Release with its counsel, that it fully understands its terms, conditions and limitations, and that the individual executing this Release has the authority to do so on behalf of the Debtor.

           4. The invalidity, illegality or unenforceability of any provision herein pursuant to judicial decree or otherwise shall not affect the validity or enforceability of any other provision of this Release, all of which shall remain in full force and effect.

           5. To the extent not inconsistent with the terms and conditions of this Release, the terms and conditions of the Settlement Agreement are integrated herein.

           6. This Release and the Settlement Agreement together contain the entire release and agreement being executed in favor of Footstar, and neither may be amended, supplemented or modified except by written instrument executed by Mr. Robinson and Footstar. Mr. Robinson expressly warrants that in executing this Release no promises or representations of any kind or character have been made by either of the parties or by anyone acting on their behalf, except as are stated in this Release and the Settlement Agreement.

           7. This Release shall inure to the benefit of, and shall be binding upon, the successors and/or assigns of the parties.


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
           8. This Release shall be deemed made under and shall be governed by the substantive laws of the State of New York.

           9. The prevailing party in any preceding arising out of or related to the enforcement of this Release shall be awarded its costs, expenses and reasonable attorneys' fees.

Dated: New York, New York
       June 1, 2004
                                                   JOHN MICHAEL ROBINSON

                                                   -----------------------------

                                    EXHIBIT D
                        GENERAL RELEASE BY FOOTSTAR, INC.
                        ---------------------------------

           This General Release ("Release") is made by Footstar, Inc. ("Footstar" or the "Debtor") in favor of John Michael Robinson ("Robinson") pursuant to the Settlement Agreement and Releases ("Settlement Agreement") entered into between Footstar and Mr. Robinson on June 1, 2004 .

           1. Footstar and its predecessors, successors, representatives, assigns, subsidiaries, divisions, affiliates and directly or indirectly controlled entities release, waive and forever discharge Mr. Robinson and his heirs, assigns, executors, administrators, transferees, and representatives from any and all claims, demands, actions, causes of action, suits, debts, damages, losses, judgments, obligations, costs, expenses, attorneys' fees and any liabilities whatsoever that Footstar ever had, now has or in the future may have against Mr. Robinson, whether now known or unknown, accrued or unaccrued, absolute or contingent, suspected or unsuspected, determined or speculative, including but not limited to any claims asserted or that could have been asserted in the Arbitration Proceeding (as defined in the Settlement Agreement ) or the district court proceeding (as defined in the Settlement Agreement). Releasors represent and warrant that they have not assigned, encumbered, subrogated or otherwise disposed of any right or interest, or any part thereof, in the Released Claims which are released and discharged hereby. Releasors covenant and agree that they will never institute or prosecute any claims, demands, or causes of action released herein against the Releasees or any of them. It is agreed and understood that this is a GENERAL RELEASE, which shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. Notwithstanding anything contained in this paragraph, this release shall not apply to the Releasees' obligations under the Settlement Agreement and Releases entered into by the parties on June 1, 2004.

           2. The release contained in the foregoing paragraph shall be effective and binding upon the execution of the Release by the Footstar. Nothing contained herein, however, shall negate, modify, restrict, limit or effect in any way, whatsoever, the Debtor's waiver and release as provided for in paragraph 8(b) of the Settlement Agreement.

           3. The Debtor agrees that it has executed the Release knowingly and voluntarily, that it has reviewed the Release with its counsel, that it fully understands its terms, conditions and limitations, and that the individual executing this Release has the authority to do so on behalf of the Debtor.

           4. The invalidity, illegality or unenforceability of any provision herein pursuant to judicial decree or otherwise shall not affect the validity or enforceability of any other provision of this Release, all of which shall remain in full force and effect.

           5. To the extent not inconsistent with the terms and conditions of this Release, the terms and conditions of the Settlement Agreement are integrated herein.

           6. This Release and the Settlement Agreement together contain the entire release and agreement being executed in favor of Mr. Robinson, and neither may be amended, supplemented or modified except by written instrument executed by the Debtor and Mr. Robinson. The Debtor expressly warrants that in executing this Release no promises or representations of any kind or character have been made by either of the parties or by anyone acting on their behalf, except as are stated in this Release and the Settlement Agreement.

           7. This Release shall inure to the benefit of, and shall be binding upon, the successors and/or assigns of the parties.

           8. This Release shall be deemed made under and shall be governed by the substantive laws of the State of New York.

           9. The prevailing party in any preceding arising out of or related to the enforcement of this Release shall be awarded his or its costs, expenses and reasonable attorneys' fees.


Dated:  New York, New York
        June 1, 2004
                                         FOOTSTAR, INC.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:





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